UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 14, 2006
Spark Networks plc
(Exact Name of Registrant as Specified in Its Charter)
England and Wales
(State or Other Jurisdiction of Incorporation)

000-51195 (Commission File Number)	98-0200628 (IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California (Address of Principal Executive Offices)	90211 (Zip Code)
(323) 836-3000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On September 14, 2006, the Executive Employment Agreement between Mark Thompson and Spark Networks plc was amended to increase Mr. Thompson’s annual salary from $200,000 to $225,000 per year, which amendment will be effective on October 4, 2006.
On September 15, 2006, each of Adam Berger, Jonathan Bulkeley, Christopher Gaffney, Michael Kumin and Scott Sassa entered into indemnification agreements with the Company, which are substantially similar to the ones entered into by the Company’s other directors and officers.
On September 19, 2006, the Company’s board of directors approved the following additional compensation for non-employee board and committee members (except Christopher Gaffney and Michael Kumin who have elected to waive compensation for service on the board or any committee), which is effective on October 1, 2006 and is in addition to the quarterly compensation of $2,500 paid to each non-employee director as previously reported in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 13, 2006:
•	Excess In-Person Board Meeting Fee: Each non-employee board member will be paid $1,000 for in-person attendance at each in-person board meeting that is in excess of in-person attendance of four times in a calendar year, and such amount will not exceed the aggregate of $4,000 per year. There will be no fee for telephonic meetings or telephonic attendance at in-person board meetings.

•	Base Annual Committee Service Fee: Each member of the Nominating and Compensation Committees will receive $1,000 annually and each member of the Audit Committee will receive $2,000 annually for committee service.

•	Committee Chairmanship Annual Fee: Each Chair of the Nominating and Compensation Committees will be paid $500 annually and the Chair of the Audit Committee will be paid $1,000 annually for service as a committee Chair.

•	Excess Committee In-Person Meeting Fee: Each committee member will be paid $500 for in-person attendance at each in-person committee meeting that is in excess of in-person attendance of four times in a calendar year; and such amount will not exceed the aggregate of $2,000 per year. There will be no fee for telephonic meetings or telephonic attendance at in-person board meetings.

•	Expenses: Each non-employee director will receive expense reimbursement of reasonable travel, which is coach class airfare, food and lodging (at Company designated hotels) for in-person board and committee meeting attendance.

•	Attendance Policy: If a non-employee director is absent during any calendar year for two meetings of the board of directors or a committee for which approval of all members of the board or committee, as applicable, in attendance at the meeting is not obtained, then such non-employee director agrees to resign. Arriving substantially late to a meeting, without substantial prior notice, is deemed to be an absence from the meeting.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 19, 2006, and in furtherance to the recent board appointments as reported in the Company’s Form 8-K filed with the SEC on September 13, 2006, the Company’s board of directors approved the following committee assignments, which are effective immediately:
Audit Committee:

Jonathan Bulkeley – Chair
Benjamin Derhy
Michael Brown
Compensation Committee:

Laura Lauder—Chair
Michael Kumin
Martial Chaillet
Nominating Committee:

Scott Sassa—Chair
Adam Berger
Christopher Gaffney

Item 9.01.	Exhibits.
(d)	Exhibits

Exhibit
Number	Description
10.1	Amendment dated September 14, 2006 to Executive Employment Agreement between Mark Thompson and the Company.

10.2	Form of Indemnification Agreement for Officers and Directors (incorporated by reference to Exhibit 10.10(a) of the Company’s Registration Statement on Form S-1 (File No. 333-123228) filed with the Securities and Exchange Commission on March 10, 2005).

10.2(a)	List of Parties executing Form of Indemnification Agreement for Officers and Directors

10.3	Summary of Compensation for Non-Employee Board members

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS PLC
Date: September 20, 2006	By:	/s/ Mark G. Thompson
Name: Mark G. Thompson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment dated September 14, 2006 to Executive Employment Agreement between Mark Thompson and the Company

10.2	Form of Indemnification Agreement for Officers and Directors (incorporated by reference to Exhibit 10.10(a) of the Company’s Registration Statement on Form S-1 (File No. 333-123228) filed with the Securities and Exchange Commission on March 10, 2005).

10.2(a)	List of Parties executing Form of Indemnification Agreement for Officers and Directors

10.3	Summary of Compensation of Non-Employee Board members.